Exhibit 99.2

 Supplemental Financial Presentation  July 27, 2022

 Important Information  Forward-Looking Statements   This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: the effect of COVID-19 on our business operations, growth strategies, store traffic, employee availability, financial condition, liquidity and cash flow; decreases in consumer spending due to declines in consumer confidence, local and national economic conditions, including inflation, or changes in consumer preferences; the Company’s failure to maintain and enhance its strong brand image; the Company’s failure to compete effectively, to maintain good relationships with its key suppliers, and to improve and expand its exclusive product offerings; supply chain disruptions; and the Company’s ability to effectively execute on its growth strategy. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation.   Industry and Market Information  Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources.   Recent Developments  Our business and opportunities for growth depend on consumer discretionary spending, and as such, our results are particularly sensitive to economic conditions and consumer confidence. Inflation (which has occurred over the past twelve months and is continuing) and other challenges affecting the global economy could impact our operations and will depend on future developments, which are uncertain. These and other effects make it more challenging for us to estimate the future performance of our business, particularly over the near-to-medium term. For further discussion of the uncertainties and business risks affecting the Company, see Item 1A, Risk Factors, of our Fiscal 2022 10-K.

 Q1 Fiscal 2023 Results  Total Net Sales ($MM)  EPS Beats Guidance  Consolidated SSS%  10.0%  Q1 FY2023 Highlights  19% total sales growth   10% same store sales growth  $52MM income from operations ($5MM better than guidance1)  14.3% operating income margin (150bps better than guidance1)  $1.29 EPS ($0.15 better than guidance1)  Store Count  311  1Represents Q1 FY 2023 guidance provided on the Company’s fourth quarter and fiscal year 2022 earnings call on May 10, 2022.  2Earnings per diluted share in Q1 FY 2023 was approximately $1.29, or $1.26 when excluding an approximately $0.03 per share benefit primarily due to income tax accounting for share-based compensation.   .   10.0%  311  Total Net Sales Growth  19.4%  19.8%  2  2  1  1

 Strategic Initiatives Update  1  2  3  4  Drive Same Store Sales Growth  Continue Omni-Channel Leadership  Build Out Exclusive Brand Portfolio  Expand Our Store Base

 Growing Same Store Sales & Opening New Stores  Same Store Sales  $180MM  New Stores   $6MM  Same Store Sales  $299MM  New Stores  $67MM  97% Three Year Total Net Sales Growth  Three Year Sales Highlights2  +66% same store sales growth  73 new stores opened since Q1 FY2020  1Represents the same 228 comp store sales for both periods plus e-commerce comp sales.  2Reflects growth from Q1 FY2020 to Q1 FY2023.  1  Mar 31, 2019 – Jun 29, 2019  Mar 27, 2022 – Jun 25, 2022  1  1

① Healthy Inventory Position

- Minimal markdown exposure as fashionable product is ~13% of inventory.
- 24 weeks of store supply is in-line with inventory level required to turn twice a year.
- Average annual unit store volume has increased 56% from $2.7MM in FY20 to $4.2MM in FY22.

Stores' Weeks of Supply[2]

Store merchandise margin has improved each fiscal year


25
26
20
24
Q1 FY2020
Q1 FY2021
Q1 FY2022
Q1 FY2023

Composition of Inventory[1]


Men's Boots
Ladies' Performance Boots
Work Boots
Men's Apparel
Ladies' Denim
Kids
Accessories
"Functional" 87%
Ladies' Apparel
Ladies' Boots
"Fashion" 13%
Total Inventory

[1]Composition of on-hand inventory in stores and distribution centers as of June 25, 2022.
[2]Weeks of supply calculated using respective end of quarter store-only on-hand inventory and sales estimates for future weeks of approximately flat comps.

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 Omni-Channel Capabilities  Fulfill Online Demand Efficiently  Improve Online Profitability  Deliver Digital  Experience in Store  Drive Store  Traffic  Expand Exclusive Brands %  Improve ROAS  Lower Cost to Pick & Pack  Manage Freight / Delivery Cost  Bring Long Tail to Stores  Ship to Store  BOPIS  Return in Store  Range Finder (finite aisle)  WHIP (endless aisle)  Digital Signage  Handheld Tablet Roll-out  DC Fulfillment  Local Store Fulfillment  Same Day Delivery  Vendor Drop Ship  2

 Hand-held Tablets for Store Associate Use  2  Hand-held Tablet Functions  Product selection & sales  In-store fulfillment  Product lookup  Line busting  Pricing changes

 Exclusive Brand Growth  3  Exclusive Brand Sales ($MM)  Exclusive Brand Highlights  Sales have grown from $5MM in FY12 to over $400MM in FY22  +56% sales CAGR from FY12 to FY22  EB Sales Penetration%  3%  24%  28%  31%  22%

 Exclusive Brand Portfolio  3  ARTIST INSPIRED  WORK  WESTERN  COUNTRY  RANCH & RODEO

 New Units Growing Annually by Over 10%  4  ~13% CAGR  Store Count by Year  1Represents FY 2023 guidance provided on the Company’s first quarter 2023 earnings call on July 27, 2022.   1

 New Stores Exceeding Expectations  METRICS  Prior Target  New Stores Opened After March 2020  FY2023 New Stores Projection  Store Size (sq. ft.)  ~10,000  ~10,000  ~12,000  Year 1 Net Sales  $1.7MM  $4.0MM  $3.5MM  Sales per Square Foot  $170/sq. ft.  $400/sq. ft.  $292/sq. ft.  Net Capital Investment  $0.4MM  $0.5MM  $0.6MM  Net Inventory Investment  $0.4MM  $0.5MM  $0.6MM  Cash on Cash Return (Yr. 1)  ~30%  ~100%  ~73%  Payback Period  ~3 years  ~1 year  ~1.4 years  4

 Current Business - SSS% by Week1  Q1 FY2023 SSS%  Week  Ending  3/19  3/26  4/02  4/09  4/16  4/23  4/30  5/07  5/14  5/21  5/28  6/04  6/11  6/18  6/25  7/02  7/09  7/16  Similar to FY2022, consistent weekly comps in Q1 FY2023.  Comps were (6)% when wrapping peak stimulus in the prior-year period.  Q2 QTD FY2023 same store sales have been relatively consistent.  1Reflects the Company’s best estimate of financial same store sales on a weekly basis.  7/23

 New Stores  40  High-End Guidance Highlights3  14% total sales growth   2% same store sales growth  $255MM income from operations  15.0% operating income margin   $6.20 EPS  Revised Full Year FY2023 Guidance1  Total Net Sales ($MM)1  Earnings Per Share2  Consolidated SSS%  2%  40  1All FY2023 guidance figures have been provided on a 53-week basis. The Company estimates sales of $34 million from the 53rd week.   2FY2023 estimated earnings per share has been provided on a 53-week basis. The Company estimates that included in FY2023 estimated EPS is $0.19 attributed to the 53rd week.  3All high-end guidance highlights have been provided on a 53-week basis.   .   Total Net Sales Growth  14%  13%  Flat

Revised Full Year FY2023 Financial Guidance

Metric	Low End ($MM)	High End ($MM)	High End Guidance Comments
Total Net Sales[1]	$1,680	$1,700	14% total sales growth 2% consolidated SSS% growth 40 new stores
Income from Operations %	$247 14.7%	$255 15.0%	80bps product margin expansion vs. LY (100)bps freight headwinds vs. LY
GAAP Earnings per Diluted Share[2]	$6.00	$6.20	

[1]FY2023 estimated net sales have been provided on a 53-week basis. The Company estimates sales of $34 million from the 53rd week.
[2]FY2023 estimated earnings per share has been provided on a 53-week basis. The Company estimates that included in FY2023 estimated EPS is $0.19 attributed to the 53rd week.

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Upside to Valuation  Metric  FY2023  Earnings per Diluted Share  $6.20  PE1  11  Earnings growth CAGR2  36%  PEG3  0.3  1Calculated by dividing the July 26, 2022 stock price by FY2023 estimated earnings per diluted share on the high end of the guidance range of $6.20 on a 53-week basis.   2The earnings growth CAGR of 36% is calculated using estimated GAAP earnings per diluted share guidance of $6.20 in FY2023, compared to GAAP earnings per diluted share in FY2015 of $0.54.  3Calculated by dividing the above PE by the above Earnings Growth CAGR for FY2023.   National Leader in   Attractive Market  Leading player in estimated $40 billion industry  Brick-and-mortar presence in 39 states and online sales in all 50 states plus international  Pressure-tested model   World Class Omni-Channel Capabilities  Strong variety of omni-channel offerings in place  Ability to drive incremental traffic to stores  Improved customer satisfaction with added convenience and quicker delivery  Strong New Unit Growth Opportunities  Proven ability to open stores in both new and existing markets  Store-preferred shopping experience  Minimal sales cannibalization from opening stores in existing markets  Lifestyle Brand with Loyal Customer  Genuine lifestyle retail brand  Extremely loyal customers seeking authenticity  Lifestyle experience across stores, e-commerce and events  Profit Enhancement Opportunities  Proven ability to drive merchandise margin expansion with full-price selling model  Incremental profitability opportunity in online channel  Economies of scale in purchasing & ability to leverage expenses  Investment Considerations

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